Schedule of Deferred Tax Assets and Liabilities (Details) - Titan Pharmaceuticals Inc [Member] - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Net operating loss carryforwards	$ 49,611	$ 53,225
Research credit carryforwards	9,214	9,841
Other, net	1,655	1,980
Total deferred tax assets	60,480	65,046
Other, net		(19)
Total deferred tax liabilities		(19)
Valuation allowance	(60,480)	(65,027)
Net deferred tax assets